UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01835

Pioneer Series Trust XI
 (Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  December 31, 2021

Date of reporting period: January 1, 2021 through June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Core
Equity Fund
Semiannual Report | June 30, 2021
A: PIOTX	C: PCOTX	K: PCEKX	R: CERPX	Y: PVFYX

Paper copies of the Fund’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 1

President’s Letter

Dear Shareholders,
With the first half of 2021 now behind us, we have seen some better news on the COVID-19 pandemic front. In the US, widespread distribution of the COVID-19 vaccines approved for emergency use late last year, and a general decline in more severe virus cases and related hospitalizations, have had a positive effect on overall market sentiment, even as the emergence of highly infectious variants of the virus in certain areas has led to increased volatility.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile.
With that said, so far during 2021, we have seen investments typically associated with a higher degree of risk, such as equities and high-yield bonds, outperform investments regarded as less risky, such as government debt. In addition, cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, have rallied this year after slumping during the height of the pandemic, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
Despite the strong rebound from the March 2020 lows and positive market performance so far this year, several factors that could lead to increased volatility and weaker performance bear watching. These include: public-health issues such as potential surges in COVID-19 cases, particularly as “variants” of the virus have continued to arise; macroeconomic concerns (inflation, energy prices, sluggish employment figures); and changes to the US government’s fiscal policies, particularly the possibility of higher income and capital gains tax rates on both individuals and businesses.
After leaving our offices in March of 2020 due to COVID-19, we have reopened our US locations and have invited our employees to slowly return to the office. I am proud of the careful planning that has taken place. Our business has continued to operate without any disruption and we all look forward to regaining a bit of normalcy after 15 months of remote working.

2 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

 Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering potential risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US Amundi Asset Management US, Inc.
August 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 3

 Portfolio Management Discussion | 6/30/21
In the following interview, Craig D. Sterling discusses the market environment and the factors that influenced the performance of Pioneer Core Equity Fund during the six-month period ended June 30, 2021. Mr. Sterling, Managing Director, Director of Core Equity and Head of Equity Research, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund’s investment portfolio, along with Ashesh “Ace” Savla, Team Leader of US Equity Quantitative Research, a vice president, and a portfolio manager at Amundi US.
Q How did the Fund perform over the six-month period ended June 30, 2021?
A Pioneer Core Equity Fund’s Class A shares returned 14.81% at net asset value during the six-month period ended June 30, 2021, while the Fund’s benchmark, the Standard & Poor’s 500 Index (the S&P 500), returned 15.25%. During the same six-month period, the average return of the 1,460 mutual funds in Morningstar’s Large Blend Funds category was 14.84%.
Q How would you describe the environment for equity investors during the six-month period ended June 30, 2021?
A US stocks posted gains over the six-month period, with positive performance driven by a constructive macroeconomic backdrop, robust corporate earnings, and low short-term interest rates. The economy continued to rebound from its 2020 downturn, with the ongoing distribution of COVID-19 vaccines, healthy consumer confidence and spending, strength in the manufacturing and services sectors, and rising employment figures all contributing to the momentum. Together, those factors helped the Fund’s benchmark, the S&P 500, finish June at an all-time high. Over the six-month period, the S&P 500 produced gains in every month but January, and the second calendar quarter of 2021 (April through June) represented the fifth straight quarter in which the Fund’s benchmark posted a positive result. That represented the longest streak of consecutive quarterly gains for the S&P 500 since 2017.

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Within equities, value stocks outperformed growth for the majority of the six-month period, reversing a trend of outperformance for growth stocks that dominated the equity landscape for most of 2020. Value stocks have posted the strongest returns year-to-date, with the Russell 1000 Value Index gaining 17.05% through June 30, versus the benchmark’s 15.25% return and the 12.99% gain for the Russell 1000 Growth Index. Over the second half of the six-month period, however, growth stocks recovered and outpaced value stocks as investors grappled with growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” Fed Open Market Committee (FOMC) meeting in the month of June.
Q What were the most important factors driving the Fund’s benchmark-relative performance during the six-month period ended June 30, 2021?
A At the sector level, the Fund’s benchmark-relative performance benefited from the strength of the portfolio’s positions in the communication services and consumer discretionary sectors, but holdings within materials and information technology failed to keep pace with their sector peers and detracted from relative returns over the six-month period.
The Fund’s position in agricultural-chemicals producer FMC, which lagged its peers due to several small operational issues related to its supply chain, was the primary cause of relative underperformance in the materials sector over the six-month period. We have retained the Fund’s position on the belief that FMC could be able to increase its revenues and profitability through a greater focus on higher-margin, patented products. Within the information technology sector, the Fund’s shares of Cognizant Technology Solutions, a provider of custom consulting and services, underperformed and detracted from benchmark-relative returns, even though the company reported better-than-expected results during the period. Supply constraints have pressured Cognizant’s margin outlook, as has India’s persistent struggles with COVID-19 outbreaks. We have retained the Fund’s position due to, in our view, the stock’s compelling valuation and a favorable risk/reward profile. A zero weighting in

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 5

NVIDIA, a benchmark component that outpaced the broader technology sector, despite what we saw as an elevated valuation, also hurt the Fund’s relative results.
Outside of materials and information technology, a position in PepsiCo ranked among the largest detractors from the Fund’s relative performance during the period. While we believe the company’s fundamentals have remained intact, the stock lagged over the six-month period amid broader weakness in shares of multinational corporations seen as “defensive” investments. We have retained the Fund’s position on the view that the shares are attractively valued, given the company’s potential abilities to grow revenues and expand its profit margins.
On the positive side, the Fund’s positions in Alphabet (parent of Google) and Facebook were the primary drivers of benchmark-relative outperformance within the communication services sector. Alphabet’s shares appreciated over the six-month period on news of a strong recovery in its advertising and cloud businesses, as well as continued gains in market share amid the ongoing reopening of the global economy. Alphabet has remained a core Fund holding, given its dominant global position in advertising. Similarly, over the six-month period, Facebook was able to take advantage of the surge in digital advertising spending brought about by the increased time and money consumers have spent online since outset of the pandemic. In the consumer discretionary sector, a position in Aptiv was a key positive contributor to the Fund’s benchmark-relative performance. The company makes technology that enables autonomous driving, and we think Aptiv could be in a good position to capitalize on the rising adoption of that feature in auto manufacturing over the coming years.
Outside of communication services and consumer discretionary, the top positive contributor to the Fund’s benchmark-relative returns for the six-month period was a position in Bank of America. The stock has benefited from continued investor optimism about an economic recovery as well as expectations that rising long-term Treasury yields could help its profit margins. We have maintained the Fund’s position on the belief that Bank of America may be able to continue benefiting from a further economic reopening, given its efforts to improve efficiency.

6 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

Q Did the Fund have any exposure to derivative securities during the six-month period ended June 30, 2021?
A No, the Fund had no exposure to derivatives during the period.
Q How would you characterize the Fund’s positioning as of June 30, 2021?
A During the six-month period, we made gradual adjustments to the portfolio’s allocations in anticipation of the economy potentially returning to a sense of (pre-pandemic) normalcy as 2021 progressed. In addition, we sought to capitalize on what we believed to be the better valuations that had emerged from the market’s ongoing sector rotations over the past year or so.
Early in the period, we increased the Fund’s weightings in energy stocks and commodity-related companies, and in bank stocks that we felt could benefit from rising long-term interest rates. We also favored holdings of certain retailers, based on our view that consumer confidence could remain upbeat through a more widespread reopening of the economy. We sought to take advantage of opportunities to invest in quality retail companies that we felt had experienced a mispricing of their shares due to the effects of the pandemic. Conversely, we reduced the portfolio’s sector allocations within real estate, utilities, capital goods, and consumer staples.
Later in the period, we raised the Fund’s weighting in health care from an underweight to a neutral weight versus the S&P 500. In the information technology sector, we transitioned away from semiconductor-related holdings that had posted strong results, to what we saw as more attractively valued opportunities in the technology hardware & equipment industry. Further, we began to reduce the size of the Fund’s positions in certain cyclical stocks that had performed very well in the first part of the 2021 calendar year.
We believe those shifts have positioned the Fund to potentially take advantage of continued strength in the economy, should that come to pass, while maintaining balanced portfolio exposure to risk factors.

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 7

Please refer to the Schedule of Investments on pages 18–22 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

Portfolio Summary | 6/30/21
Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Alphabet, Inc.	5.16%
2.	Amazon.com, Inc.	5.12
3.	Bank of America Corp.	5.01
4.	Facebook, Inc.	4.03
5.	Microsoft Corp.	3.59
6.	Cisco Systems, Inc.	2.72
7.	Schlumberger, Ltd.	2.72
8.	Adobe, Inc.	2.70
9.	CME Group, Inc.	2.42
10.	Gilead Sciences, Inc.	2.28

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 9

Prices and Distributions | 6/30/21
Net Asset Value per Share

Class	6/30/21	12/31/20
A	$25.89	$22.55
C	$21.88	$19.15
K	$25.92	$22.54
R	$25.64	$22.37
Y	$26.32	$22.90

Distributions per Share: 1/1/21–6/30/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$ —	$ —	$ —
C	$ —	$ —	$ —
K	$ —	$ —	$ —
R	$ —	$ —	$ —
Y	$ —	$ —	$ —

Index Definition
The Standard & Poor’s 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–15.

10 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

Performance Update | 6/30/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Core Equity Fund at public offering price during the periods shown, compared to that of the Standard & Poor’s 500 Index.

Average Annual Total Returns
(As of June 30, 2021)
	Net	Public
	Asset	Offering	S&P
	Value	Price	500
Period	(NAV)	(POP)	Index
10 years	13.36%	12.70%	14.84%
5 years	17.79	16.40	17.65
1 year	42.23	34.05	40.79

Expense Ratio (Per prospectus dated May 1, 2021)
Gross
0.90%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Research Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 11

Performance Update | 6/30/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Core Equity Fund for the periods shown, compared to that of the Standard & Poor’s 500 Index.

Average Annual Total Returns
(As of June 30, 2021)
			S&P
	If	If	500
Period	Held	Redeemed	Index
10 years	12.40%	12.40%	14.84%
5 years	16.81	16.81	17.65
1 year	40.99	40.99	40.79

Expense Ratio (Per prospectus dated May 1, 2021)
Gross
1.70%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Research Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

Performance Update | 6/30/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Core Equity Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index.

Average Annual Total Returns
(As of June 30, 2021)
	Net
	Asset	S&P
	Value	500
Period	(NAV)	Index
10 years	13.49%	14.84%
5 years	18.04	17.65
1 year	42.72	40.79

Expense Ratio (Per prospectus dated May 1, 2021)
Gross
0.56%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on May 4, 2018, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning May 4, 2018, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Research Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 13

Performance Update | 6/30/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Core Equity Fund for the periods shown, compared to that of the Standard & Poor’s 500 Index.

Average Annual Total Returns
(As of June 30, 2021)
Net
	Asset	S&P
	Value	500
Period	(NAV)	Index
10 years	13.26%	14.84%
5 years	17.57	17.65
1 year	41.78	40.79

Expense Ratio (Per prospectus dated May 1, 2021)
Gross
1.24%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on June 29, 2018, is the net asset value performance of the Fund’s Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning June 29, 2018, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Research Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

Performance Update | 6/30/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Core Equity Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index.

Average Annual Total Returns
(As of June 30, 2021)

Net
	Asset	S&P
	Value	500
Period	(NAV)	Index
10 years	13.66%	14.84%
5 years	18.06	17.65
1 year	42.51	40.79

Expense Ratio (Per prospectus dated May 1, 2021)
Gross
0.67%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Research Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 15

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2) transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1) Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2) Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund
Based on actual returns from January 1, 2021 through June 30, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 1/1/21
Ending Account	$1,148.10	$1,142.60	$1,150.00	$1,146.20	$1,149.30
Value on 6/30/21
Expenses Paid	$4.69	$9.67	$2.99	$6.33	$3.52
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.88%, 1.82%, 0.56%, 1.19%, and 0.66% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2021 through June 30, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 1/1/21
Ending Account	$1,020.43	$1,015.77	$1,022.02	$1,018.89	$1,021.52
Value on 6/30/21
Expenses Paid	$4.41	$9.10	$2.81	$5.96	$3.31
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.88%, 1.82%, 0.56%, 1.19%, and 0.66% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 17

Schedule of Investments | 6/30/21
(unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 99.1%
COMMON STOCKS — 99.1% of Net Assets
Aerospace & Defense — 1.1%
479,340	Spirit AeroSystems Holdings, Inc.	$ 22,620,055
	Total Aerospace & Defense	$ 22,620,055
Automobiles — 1.5%
529,555(a)	General Motors Co.	$ 31,333,769
	Total Automobiles	$ 31,333,769
Banks — 8.6%
2,532,632	Bank of America Corp.	$ 104,420,417
224,776	M&T Bank Corp.	32,662,201
970,503	Wells Fargo & Co.	43,954,081
	Total Banks	$ 181,036,699
Beverages — 3.2%
93,514	Constellation Brands, Inc.	$ 21,871,989
306,322	PepsiCo., Inc.	45,387,731
	Total Beverages	$ 67,259,720
Capital Markets — 3.2%
236,963	CME Group, Inc.	$ 50,397,291
40,484	S&P Global, Inc.	16,616,658
	Total Capital Markets	$ 67,013,949
Chemicals — 1.0%
212,694	LyondellBasell Industries NV	$ 21,879,832
	Total Chemicals	$ 21,879,832
Communications Equipment — 2.2%
214,146	Motorola Solutions, Inc.	$ 46,437,560
	Total Communications Equipment	$ 46,437,560
Consumer Discretionary — 3.8%
66,147(a)	O’Reilly Automotive, Inc.	$ 37,453,093
376,685	Starbucks Corp.	42,117,150
	Total Consumer Discretionary	$ 79,570,243
Containers & Packaging — 1.0%
205,352	Crown Holdings, Inc.	$ 20,989,028
	Total Containers & Packaging	$ 20,989,028
Electric Utilities — 1.5%
373,141	American Electric Power Co., Inc.	$ 31,563,997
	Total Electric Utilities	$ 31,563,997
Electrical Equipment — 1.7%
245,611	Eaton Corp. Plc	$ 36,394,638
	Total Electrical Equipment	$ 36,394,638

The accompanying notes are an integral part of these financial statements.

18 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

Shares		Value
Electronic Equipment, Instruments &
Components — 3.8%
632,548	Amphenol Corp.	$ 43,272,609
206,589	CDW Corp.	36,080,769
Total Electronic Equipment, Instruments &
	Components	$ 79,353,378
Energy Equipment & Services — 2.7%
1,770,220	Schlumberger, Ltd.	$ 56,664,742
	Total Energy Equipment & Services	$ 56,664,742
Entertainment — 1.4%
166,764(a)	Walt Disney Co.	$ 29,312,108
	Total Entertainment	$ 29,312,108
Equity Real Estate Investment Trusts (REITs) — 1.2%
126,582	Crown Castle International Corp.	$ 24,696,148
	Total Equity Real Estate Investment Trusts (REITs)	$ 24,696,148
Health Care — 4.2%
691,778	Gilead Sciences, Inc.	$ 47,635,833
1,064,834	Pfizer, Inc.	41,698,900
	Total Health Care	$ 89,334,733
Health Care Equipment & Supplies — 5.0%
602,235(a)	Boston Scientific Corp.	$ 25,751,569
159,459	Danaher Corp.	42,792,417
294,365	Medtronic Plc	36,539,527
	Total Health Care Equipment & Supplies	$ 105,083,513
Health Care Providers & Services — 1.3%
72,139	Anthem, Inc.	$ 27,542,670
	Total Health Care Providers & Services	$ 27,542,670
Information Technology — 2.7%
1,069,909	Cisco Systems, Inc.	$ 56,705,177
	Total Information Technology	$ 56,705,177
Insurance — 1.1%
149,117	Chubb, Ltd.	$ 23,700,656
	Total Insurance	$ 23,700,656
Interactive Media & Services — 9.1%
44,045(a)	Alphabet, Inc.	$ 107,548,640
241,883(a)	Facebook, Inc.	84,105,138
	Total Interactive Media & Services	$ 191,653,778
Internet & Direct Marketing Retail — 5.1%
31,056(a)	Amazon.com, Inc.	$ 106,837,609
	Total Internet & Direct Marketing Retail	$ 106,837,609

The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 19

 Schedule of Investments | 6/30/21
(unaudited) (continued)

Shares		Value
IT Services — 4.9%
112,410	Accenture Plc	$ 33,137,344
365,119	Cognizant Technology Solutions Corp.	25,288,142
187,101	Visa, Inc.	43,747,956
	Total IT Services	$ 102,173,442
Life Sciences Tools & Services — 1.2%
107,314(a)	IQVIA Holdings, Inc.	$ 26,004,328
	Total Life Sciences Tools & Services	$ 26,004,328
Machinery — 3.2%
86,986	Deere & Co.	$ 30,680,832
174,261	Stanley Black & Decker, Inc.	35,721,762
	Total Machinery	$ 66,402,594
Media — 1.3%
38,771(a)	Charter Communications, Inc.	$ 27,971,338
	Total Media	$ 27,971,338
Personal Products — 1.2%
77,799	Estee Lauder Cos, Inc.	$ 24,746,306
	Total Personal Products	$ 24,746,306
Pharmaceuticals — 1.2%
111,927	Eli Lilly & Co.	$ 25,689,485
	Total Pharmaceuticals	$ 25,689,485
Road & Rail — 1.8%
140,748	Norfolk Southern Corp.	$ 37,355,927
	Total Road & Rail	$ 37,355,927
Semiconductors & Semiconductor
Equipment — 2.2%
297,695(a)	Micron Technology, Inc.	$ 25,298,121
150,957	QUALCOMM, Inc.	21,576,284
Total Semiconductors & Semiconductor
	Equipment	$ 46,874,405
Software — 9.8%
96,181(a)	Adobe, Inc.	$ 56,327,441
66,056(a)	Autodesk, Inc.	19,281,746
33,443(a)	Guidewire Software, Inc.	3,769,695
276,413	Microsoft Corp.	74,880,282
156,086(a)	salesforce.com, Inc.	38,127,127
97,123(a)	Zendesk, Inc.	14,018,734
	Total Software	$ 206,405,025

The accompanying notes are an integral part of these financial statements.

20 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

Shares		Value
Specialty Retail — 2.1%
384,487	TJX Cos., Inc.	$ 25,922,114
52,082(a)	Ulta Beauty, Inc.	18,008,393
	Total Specialty Retail	$ 43,930,507
Technology Hardware, Storage & Peripherals — 2.1%
1,334,378	Hewlett Packard Enterprise Co.	$ 19,455,231
296,709	NetApp, Inc.	24,276,731
	Total Technology Hardware, Storage & Peripherals	$ 43,731,962
Textiles, Apparel & Luxury Goods — 0.9%
237,050	VF Corp.	$ 19,447,582
	Total Textiles, Apparel & Luxury Goods	$ 19,447,582
Trading Companies & Distributors — 0.8%
342,459(a)	AerCap Holdings NV	$ 17,537,325
	Total Trading Companies & Distributors	$ 17,537,325
TOTAL COMMON STOCKS
	(Cost $1,510,021,589)	$ 2,085,254,228
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.1%
	(Cost $1,510,021,589)	$ 2,085,254,228
	OTHER ASSETS AND LIABILITIES — 0.9%	$ 18,883,967
	NET ASSETS — 100.0%	$ 2,104,138,195

REIT	Real Estate Investment Trust.
(a)	Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2021, aggregated $786,715,172 and $838,366,283, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2021, the Fund did not engage in any cross trade activity.
At June 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,511,788,741 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$580,564,202
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(7,098,715)
Net unrealized appreciation	$573,465,487

The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 21

Schedule of Investments | 6/30/21
(unaudited) (continued)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$ 2,085,254,228	$ —	$ —	$ 2,085,254,228
Total Investments
in Securities	$ 2,085,254,228	$ —	$ —	$ 2,085,254,228

During the six months ended June 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

Statement of Assets and Liabilities | 6/30/21
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $1,510,021,589)	$ 2,085,254,228
Cash	19,246,612
Receivables —
Fund shares sold	153,549
Dividends	1,068,382
Other assets	78,390
Total assets	$ 2,105,801,161
LIABILITIES:
Payables —
Fund shares repurchased	$ 898,388
Distributions	3,247
Administrative fees	21,644
Professional fees	38,820
Transfer agent fees	213,616
Registration fees	120,008
Shareowner communications expense	35,928
Printing expense	16,153
Pricing fees	79
Custodian fees	5,244
Due to affiliates
Management fees	144,425
Other due to affiliates	64,802
Accrued expenses	100,612
Total liabilities	$ 1,662,966
NET ASSETS:
Paid-in capital	$ 1,297,774,413
Distributable earnings	806,363,782
Net assets	$ 2,104,138,195
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $2,023,240,406/78,161,762 shares)	$ 25.89
Class C (based on $10,093,085/461,261 shares)	$ 21.88
Class K (based on $37,109,650/1,431,903 shares)	$ 25.92
Class R (based on $1,874,251/73,098 shares)	$ 25.64
Class Y (based on $31,820,803/1,209,093 shares)	$ 26.32
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $25.89 net asset value per share/100%-5.75%
maximum sales charge)	$ 27.47

The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 23

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of
foreign taxes withheld $(9,349))	$ 14,578,880
Interest from unaffiliated issuers	24,280
Total investment income		$ 14,603,160
EXPENSES:
Management fees	$ 4,958,675
Administrative expense	343,757
Transfer agent fees
Class A	539,459
Class C	4,124
Class K	55
Class R	295
Class Y	13,568
Distribution fees
Class A	2,384,642
Class C	48,718
Class R	1,750
Shareowner communications expense	144,644
Custodian fees	13,837
Registration fees	29,836
Professional fees	63,393
Printing expense	33,805
Pricing fees	33
Trustees’ fees	40,002
Miscellaneous	68,101
Total expenses		$ 8,688,694
Net investment income		$ 5,914,466
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$207,770,347
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ 62,062,194
Net realized and unrealized gain (loss) on investments		$269,832,541
Net increase in net assets resulting from operations		$275,747,007

The accompanying notes are an integral part of these financial statements.

24 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	6/30/21	Ended
	(unaudited)	12/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 5,914,466	$ 13,181,550
Net realized gain (loss) on investments	207,770,347	110,069,296
Change in net unrealized appreciation (depreciation)
on investments	62,062,194	207,299,673
Net increase in net assets resulting from operations	$ 275,747,007	$ 330,550,519
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($— and $1.93 per share, respectively)	$ —	$ (146,743,774)
Class C ($— and $1.78 per share, respectively)	—	(933,541)
Class K ($— and $1.99 per share, respectively)	—	(3,213,418)
Class R ($— and $1.91 per share, respectively)	—	(38,225)
Class Y ($— and $1.97 per share, respectively)	—	(2,161,533)
Total distributions to shareowners	$ —	$ (153,090,491)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 19,573,938	$ 41,852,912
Reinvestment of distributions	—	145,028,125
Cost of shares repurchased	(95,266,991)	(181,203,986)
Net increase (decrease) in net assets resulting from
Fund share transactions	$ (75,693,053)	$ 5,677,051
Net increase in net assets	$ 200,053,954	$ 183,137,079
NET ASSETS:
Beginning of period	$1,904,084,241	$ 1,720,947,162
End of period	$2,104,138,195	$ 1,904,084,241

The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 25

Statements of Changes in Net Assets
(continued)

	Six Months	Six Months
	Ended	Ended	Year	Year
	6/30/21	6/30/21	Ended	Ended
	Shares	Amount	12/31/20	12/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	467,881	$ 11,273,105	1,004,153	$ 20,196,314
Reinvestment of distributions	—	—	6,350,573	140,702,936
Less shares repurchased	(3,449,515)	(82,825,637)	(7,343,516)	(150,506,534)
Net increase (decrease)	(2,981,634)	$ (71,552,532)	11,210	$ 10,392,716
Class C
Shares sold	31,366	$ 643,304	97,450	$ 1,628,916
Reinvestment of distributions	—	—	49,714	929,655
Less shares repurchased	(65,409)	(1,346,504)	(292,077)	(5,120,189)
Net decrease	(34,043)	$ (703,200)	(144,913)	$ (2,561,618)
Class K
Shares sold	64,075	$ 1,563,990	425,326	$ 8,351,205
Reinvestment of distributions	—	—	63,849	1,417,771
Less shares repurchased	(325,292)	(7,676,335)	(581,121)	(11,427,737)
Net decrease	(261,217)	$ (6,112,345)	(91,946)	$ (1,658,761)
Class R
Shares sold	56,373	$ 1,426,839	19,362	$ 386,606
Reinvestment of distributions	—	—	1,739	38,225
Less shares repurchased	(8,623)	(204,610)	(2,751)	(56,818)
Net increase	47,750	$ 1,222,229	18,350	$ 368,013
Class Y
Shares sold	191,814	$ 4,666,700	531,062	$ 11,289,871
Reinvestment of distributions	—	—	86,025	1,939,538
Less shares repurchased	(133,285)	(3,213,905)	(742,702)	(14,092,708)
Net increase (decrease)	58,529	$ 1,452,795	(125,615)	$ (863,299)

The accompanying notes are an integral part of these financial statements.

26 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

Financial Highlights

	Six Months Ended	Year	Year	Year	Year	Year
	6/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class A
Net asset value, beginning of period	$ 22.55	$ 20.30	$ 15.93	$ 20.58	$ 18.01	$ 16.80
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.07	$ 0.16	$ 0.15	$ 0.17	$ 0.17	$ 0.19
Net realized and unrealized gain (loss) on investments	3.27	4.02	4.84	(1.68)	4.26	1.22
Net increase (decrease) from investment operations	$ 3.34	$ 4.18	$ 4.99	$ (1.51)	$ 4.43	$ 1.41
Distributions to shareowners:
Net investment income	$ —	$ (0.15)	$ (0.15)	$ (0.14)	$ (0.16)	$ (0.20)
Net realized gain	—	(1.78)	(0.47)	(3.00)	(1.70)	—
Total distributions	$ —	$ (1.93)	$ (0.62)	$ (3.14)	$ (1.86)	$ (0.20)
Net increase (decrease) in net asset value	$ 3.34	$ 2.25	$ 4.37	$ (4.65)	$ 2.57	$ 1.21
Net asset value, end of period	$ 25.89	$ 22.55	$ 20.30	$ 15.93	$ 20.58	$ 18.01
Total return (b)	14.81%(c)	20.83%	31.41%	(8.70)%(d)	24.77%	8.39%
Ratio of net expenses to average net assets	0.88%(e)	0.90%	0.90%	0.90%	0.89%	0.94%
Ratio of net investment income (loss) to average net assets	0.59%(e)	0.78%	0.80%	0.82%	0.85%	1.15%
Portfolio turnover rate	40%(c)	76%	93%	114%	81%	80%
Net assets, end of period (in thousands)	$2,023,240	$1,829,528	$1,647,120	$1,363,460	$1,629,908	$1,436,208

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.74)%.
(e) Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 27

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	6/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class C
Net asset value, beginning of period	$ 19.15	$ 17.51	$ 13.82	$ 18.26	$ 16.17	$ 15.11
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.03)(b)	$ (0.00)†	$ 0.00†	$ 0.00†	$ 0.01	$ 0.05
Net realized and unrealized gain (loss) on investments	2.76	3.42	4.19	(1.44)	3.80	1.10
Net increase (decrease) from investment operations	$ 2.73	$ 3.42	$ 4.19	$ (1.44)	$ 3.81	$ 1.15
Distributions to shareowners:
Net investment income	$ —	$ —	$ (0.03)	$ —	$ (0.02)	$ (0.09)
Net realized gain	—	(1.78)	(0.47)	(3.00)	(1.70)	—
Total distributions	$ —	$ (1.78)	$ (0.50)	$ (3.00)	$ (1.72)	$ (0.09)
Net increase (decrease) in net asset value	$ 2.73	$ 1.64	$ 3.69	$ (4.44)	$ 2.09	$ 1.06
Net asset value, end of period	$ 21.88	$ 19.15	$ 17.51	$ 13.82	$ 18.26	$ 16.17
Total return (c)	14.26%(d)	19.80%	30.42%(e)	(9.45)%(f)	23.74%	7.58%
Ratio of net expenses to average net assets	1.82%(g)	1.70%	1.69%	1.69%	1.71%	1.76%
Ratio of net investment income (loss) to average net assets	(0.34)%(g)	0.00%†	0.01%	0.02%	0.04%	0.33%
Portfolio turnover rate	40%(d)	76%	93%	114%	81%	80%
Net assets, end of period (in thousands)	$10,093	$ 9,484	$11,208	$ 9,416	$13,961	$13,016

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment gain (loss) in the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2019, the total return would have been 30.35%.
(f)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (9.50)%.
(g) Annualized.
†	Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.
28 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

	Six Months
	Ended	Year	Year
	6/30/21	Ended	Ended	5/4/18* to
	(unaudited)	12/31/20	12/31/19	12/31/18
Class K
Net asset value, beginning of period	$ 22.54	$ 20.28	$ 15.91	$ 20.82
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.11	$ 0.23	$ 0.21	$ 0.16
Net realized and unrealized gain (loss) on investments	3.27	4.02	4.84	(1.86)
Net increase (decrease) from investment operations	$ 3.38	$ 4.25	$ 5.05	$ (1.70)
Distributions to shareowners:
Net investment income	$ —	$ (0.21)	$ (0.21)	$ (0.21)
Net realized gain	—	(1.78)	(0.47)	(3.00)
Total distributions	$ —	$ (1.99)	$ (0.68)	$ (3.21)
Net increase (decrease) in net asset value	$ 3.38	$ 2.26	$ 4.37	$ (4.91)
Net asset value, end of period	$ 25.92	$ 22.54	$ 20.28	$ 15.91
Total return (b)	15.00%(c)	21.23%	31.85%	(8.47)%(c)(d)
Ratio of net expenses to average net assets	0.56%(e)	0.56%	0.56%	0.57%(e)
Ratio of net investment income (loss) to average net assets	0.91%(e)	1.12%	1.15%	1.17%(e)
Portfolio turnover rate	40%(c)	76%	93%	114%(c)
Net assets, end of period (in thousands)	$37,110	$38,160	$36,206	$41,733

*	Class K shares commenced operations on May 4, 2018.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.51)%.
(e) Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer Core Equity Fund | Semiannual Report | 6/30/21 29

Financial Highlights (continued)

	Six Months
	Ended	Year	Year
	6/30/21	Ended	Ended	6/29/18* to
	(unaudited)	12/31/20	12/31/19	12/31/18
Class R
Net asset value, beginning of period	$22.37	$20.20	$15.90	$21.08
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.04	$ 0.08	$ 0.08	$ 0.06
Net realized and unrealized gain (loss) on investments	3.23	4.00	4.82	(2.08)
Net increase (decrease) from investment operations	$ 3.27	$ 4.08	$ 4.90	$ (2.02)
Distributions to shareowners:
Net investment income	$ —	$ (0.13)	$ (0.13)	$ (0.16)
Net realized gain	—	(1.78)	(0.47)	(3.00)
Total distributions	$ —	$ (1.91)	$ (0.60)	$ (3.16)
Net increase (decrease) in net asset value	$ 3.27	$ 2.17	$ 4.30	$ (5.18)
Net asset value, end of period	$25.64	$22.37	$20.20	$15.90
Total return (b)	14.62%(c)	20.45%	30.90%	(8.76)%(c)(d)
Ratio of net expenses to average net assets	1.19%(e)	1.24%	1.25%	1.06%(e)
Ratio of net investment income (loss) to average net assets	0.33%(e)	0.40%	0.43%	0.62%(e)
Portfolio turnover rate	40%(c)	76%	93%	114%(c)
Net assets, end of period (in thousands)	$1,874	$ 567	$ 141	$ 45

*	Class R shares commenced operations on June 29, 2018.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.80)%.
(e) Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

	Six Months
	Ended	Year	Year	Year	Year	Year
	6/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class Y
Net asset value, beginning of period	$ 22.90	$ 20.59	$ 16.14	$ 20.80	$ 18.18	$ 16.95
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.10	$ 0.21	$ 0.20	$ 0.22	$ 0.22	$ 0.25
Net realized and unrealized gain (loss) on investments	3.32	4.07	4.92	(1.71)	4.32	1.23
Net increase (decrease) from investment operations	$ 3.42	$ 4.28	$ 5.12	$ (1.49)	$ 4.54	$ 1.48
Distributions to shareowners:
Net investment income	$ —	$ (0.19)	$ (0.20)	$ (0.17)	$ (0.22)	$ (0.25)
Net realized gain	—	(1.78)	(0.47)	(3.00)	(1.70)	—
Total distributions	$ —	$ (1.97)	$ (0.67)	$ (3.17)	$ (1.92)	$ (0.25)
Net increase (decrease) in net asset value	$ 3.42	$ 2.31	$ 4.45	$ (4.66)	$ 2.62	$ 1.23
Net asset value, end of period	$ 26.32	$ 22.90	$ 20.59	$ 16.14	$ 20.80	$ 18.18
Total return (b)	14.93%(c)	21.04%	31.80%(d)	(8.53)%(e)	25.10%	8.73%
Ratio of net expenses to average net assets	0.66%(f)	0.67%	0.66%	0.64%	0.63%	0.63%
Ratio of net investment income (loss) to average net assets	0.81%(f)	1.03%	1.03%	1.05%	1.11%	1.47%
Portfolio turnover rate	40%(c)	76%	93%	114%	81%	80%
Net assets, end of period (in thousands)	$31,821	$26,346	$26,272	$17,603	$58,788	$44,915

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2019, the total return would have been 31.74%.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.60)%.
(f) Annualized.

 The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 31

Notes to Financial Statements | 6/30/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer Core Equity Fund (the “Fund”) is a series of Pioneer Series Trust XI (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the six months ended June 30, 2021. The

32	Pioneer Core Equity Fund | Semiannual Report | 6/30/21

impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A. Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 33

of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B. Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

34 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C. Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 35

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2020 was as follows:

2020
Distributions paid from:
Ordinary income	$ 12,456,697
Long-term capital gain	140,633,794
Total	$153,090,491

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2020:

2020
Distributable earnings:
Undistributed ordinary income	$ 2,324,569
Undistributed long-term capital gain	16,888,913
Net unrealized appreciation	511,403,293
Total	$530,616,775

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, and tax basis adjustments on Real Estate Investment Trust (REIT) holdings.
D. Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $20,830 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2021.
E. Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

36 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
F. Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 37

DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

38 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $5 billion and 0.45% of the Fund’s average daily net assets over $5 billion. For the six months ended June 30, 2021, the effective management fee was equivalent to 0.50% (annualized) of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $138,227 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2021.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended June 30, 2021, the Fund paid $40,002 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At June 30, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $0.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended June 30, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$135,275
Class C	8,574
Class K	103
Class R	161
Class Y	531
Total	$144,644

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 39

5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $71,000 in distribution fees payable to the Distributor at June 30, 2021.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A, Class C and Class R shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There are no CDSCs for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended June 30, 2020, CDSCs in the amount of $1,047 were paid to the Distributor.

40 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 4, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 4, 2021, the Fund participated in a facility in the amount of $300 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in a credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2021, the Fund had no borrowings under the credit facility.

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 41

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and

42 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

Pioneer Core Equity Fund | Semiannual Report | 6/30/21 43

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

44 Pioneer Core Equity Fund | Semiannual Report | 6/30/21

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19408-15-0821

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

NA

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

NA

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

NA

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

NA

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

NA

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust XI

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date September 1, 2021

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date September 1, 2021

* Print the name and title of each signing officer under his or her signature.